UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2024

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

Panagram AAA CLO ETF

Ticker Symbol:  CLOX

Semi-Annual Report
February 29, 2024

PANAGRAM AAA CLO ETF

Dear Shareholders,

We are pleased to provide you with this letter to serve as an update on the Panagram AAA CLO ETF (the “Fund” or “CLOX”). The Fund is advised by Panagram Structured Asset Management, LLC (“Panagram”). This letter will provide a general overview of the Fund and some of its key performance indicators.

CLOX is an actively managed exchange-traded fund (“ETF”) seeking to generate current income and preserve capital. One of the main goals of CLOX is to provide its investors with exposure to a high-quality portfolio of debt instruments. The Fund invests primarily in AAA-rated tranches of collateralized loan obligations (“CLOs”), which is the highest quality rating that a CLO can obtain. Historically, these types of bonds have been accessible only to institutional investors. We are excited to offer them to the broader market.

We believe that AAA CLOs should be part of every diversified portfolio because:

•	CLO AAAs have the highest priority payments and are backed by diverse portfolios of primarily first lien, senior secured corporate debt
•	CLO AAAs have never defaulted in the history of the asset class
•	CLOs are floating rate instruments that pay a spread over a benchmark rate such as Secured Overnight Financing Rate (“SOFR”). As of February 29, 2024, the Fund had a yield of 6.52%[1]
•	CLOs have low correlation to public debt and equity markets

1.	Based on the 30-Day SEC Yield
2.	Source: S&P Global – “CLO Spotlight: U.S. CLO Tranche Defaults As Of July 27, 2023” (8/9/2023)
3.	Source: S&P Global – “Default, Transition, and Recovery: 2022 Annual Global Corporate Default and Rating Transition Study” (4/25/2023)
4.	Source: Bloomberg (2/29/2024)
5.	Source: Citi Research – “Cross Asset Correlation” (12/31/2022). Based on data between January 2013 and December 2022.
Past performance is not indicative of, or a guarantee of, future results. The information shown here is for background purposes only.

PANAGRAM AAA CLO ETF

Given their floating-rate nature, we believe that CLOs can offer attractive yields in volatile market environments and CLO structures and governing documents provide ample structural protection for CLO debt investors.

Included in this semi-annual report for your reference and review, and covering the period from September 1, 2023 through February 29, 2024, is information on the Fund’s investment results and composition:

•	As of February 29, 2024, the Fund’s Net Asset Value reached $54.7 million.
•	The Fund was invested in approximately 97.8% CLO AAA bonds and 2.2% cash and cash equivalents.
•	For the six months ended February 29, 2024, the Fund returned 3.96% on a net asset value basis and 4.09% on a market price basis.
•	The Fund’s benchmark, the JP Morgan CLO AAA Index, returned 4.10% during this period.
•	From inception through February 29, 2024, the Fund returned 5.40% on a net asset value basis and 5.55% on a market price basis, compared to the benchmark return of 5.45% for the same period.

The Panagram team upholds transparency and communication as a core operating principle and believes it is essential to building trust and confidence with our shareholders. On behalf of everyone at Panagram, we thank you for entrusting us with your investments. We are committed to providing our shareholders with regular updates on our performance and our investment strategies.

Thank you for your continued support, and we look forward to updating you on our progress.

Sincerely,

John E. Kim	Timothy P. Wickstrom Jr.
Portfolio Manager	Portfolio Manager

DISCLOSURES

This report must be preceded or accompanied by a prospectus.

Credit quality ratings are based on an average of Moody’s, S&P, and Fitch. Credit rating agencies are organizations that provide an assessment of the creditworthiness of a company or a financial instrument. Ratings and portfolio credit quality may change over time. A triple-A (AAA) is the highest credit quality, and C or D (depending on the agency issuing the rating) is the lowest or junk quality.

Important Risks

The risks of investing in CLO securities include both credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in AAA-rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to actual default and impairment of subordinate tranches, market anticipation of defaults, and general market aversion to CLO

PANAGRAM AAA CLO ETF

securities as an asset class. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of default of the underlying assets.

Distributor: Quasar Distributors, LLC

PANAGRAM AAA CLO ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling 800-617-0004.

Rates of Return (%) – As of February 29, 2024

Since Inception(1)
Panagram AAA CLO ETF – NAV	5.40%
Panagram AAA CLO ETF – Market	5.55%
J.P. Morgan CLOIE AAA Index(2)	5.45%

(1)	Inception date of the Fund was July 18, 2023.
(2)
The J.P. Morgan CLOIE AAA Index is designed to track the performance of broadly-syndicated, arbitrage US CLO debt. The J.P. Morgan CLOIE AAA Index is a sub-index of the J.P. Morgan CLOIE Index that incorporates both AAAs and Junior AAAs.

PANAGRAM AAA CLO ETF

Expense Example (Unaudited)
February 29, 2024

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(9/01/2023 to
	(2/29/2024)	(9/01/2023)	(2/29/2024)	2/29/2024)
Actual(2)	0.20%	$1,000.00	$1,039.60	$1.01
Hypothetical (5% annual return before expenses)	0.20%	$1,000.00	$1,023.87	$1.01

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 182/366 to reflect its six-month period.
(2)	Based on the actual NAV returns for the period from September 1, 2023 through February 29, 2024, of 3.96%.

PANAGRAM AAA CLO ETF

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
February 29, 2024

Top 10 Holdings(1) (% of Net Assets) (Unaudited)
February 29, 2024

Palmer Square CLO 2023-1 Ltd.
Series 2023-1A Class A, 7.22%, 1/20/2036	3.68%
Madison Park Funding LXII Ltd.
Series 2022-62A Class AR, 7.17%, 7/17/2036	3.67%
Ares Loan Funding IV Ltd.
Series 2023-ALF4A Class A1, 7.10%, 10/15/2036	3.67%
Ares LVI CLO Ltd. Series 2020-56A Class AR, 6.75%, 10/25/2034	3.67%
Neuberger Berman Loan Advisers CLO 47 Ltd.
Series 2022-47A Class A, 6.62%, 4/14/2035	3.66%
Benefit Street Partners CLO X Ltd.
Series 2016-10A Class A1RR, 6.79%, 4/20/2034	3.66%
Elmwood CLO XII Ltd. Series 2021-5A Class A, 6.73%, 1/20/2035	3.66%
Harriman Park CLO Ltd. Series 2020-1A Class A1R, 6.70%, 4/20/2034	3.66%
Madison Park Funding XXXIV Ltd.
Series 2019-34A Class AR, 6.71%, 4/25/2032	3.65%
Carlyle US CLO 2020-2 Ltd. Series 2020-2A Class A1R, 6.73%, 1/25/2035	3.65%

(1)	Fund Holdings are subject to change at any time and are not recommendations to buy or sell any security.

PANAGRAM AAA CLO ETF

Schedule of Investments (Unaudited)
February 29, 2024

	Principal
	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS – 96.99% (a)(b)

Cayman Islands – 86.68%
AGL Core CLO 4 Ltd.
Series 2020-4A, Class A1R, 6.65% (CME Term SOFR 3 Month + 1.33%),
04/20/2033 (c)	$1,500,000	$1,499,646
Apidos CLO XXXII
Series 2019-32A, Class A1, 6.90% (CME Term SOFR 3 Month + 1.58%),
01/20/2033 (c)	1,000,000	1,001,649
Apidos CLO XXXVII
Series 2021-37A, Class A, 6.71% (CME Term SOFR 3 Month + 1.39%),
10/22/2034 (c)	1,500,000	1,501,134
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, 6.75% (CME Term SOFR 3 Month + 1.42%),
10/25/2034 (c)	2,000,000	2,003,596
Ares LXI CLO Ltd.
Series 2021-61A, Class A, 6.73% (CME Term SOFR 3 Month + 1.41%),
10/20/2034 (c)	1,500,000	1,501,290
Ballyrock CLO 18 Ltd.
Series 2021-18A, Class A1, 6.73% (CME Term SOFR 3 Month + 1.41%),
01/15/2035 (c)	1,115,000	1,115,617
Benefit Street Partners CLO X Ltd.
Series 2016-10A, Class A1RR, 6.79% (CME Term SOFR 3 Month + 1.47%),
04/20/2034 (c)	2,000,000	2,001,802
Benefit Street Partners CLO XXI Ltd.
Series 2020-21A, Class A1R, 6.75% (CME Term SOFR 3 Month + 1.43%),
10/15/2034 (c)	1,000,000	1,001,281
Carlyle US CLO 2020-2 Ltd.
Series 2020-2A, Class A1R, 6.73% (CME Term SOFR 3 Month + 1.40%),
01/25/2035 (c)	2,000,000	1,996,492
Carlyle US CLO 2021-2 Ltd.
Series 2021-2A, Class A1, 6.66% (CME Term SOFR 3 Month + 1.34%),
04/20/2034 (c)	1,515,000	1,515,391
CIFC Funding 2020-II Ltd.
Series 2020-2A, Class AR, 6.75% (CME Term SOFR 3 Month + 1.43%),
10/20/2034 (c)	1,500,000	1,502,037
CIFC Funding 2020-IV Ltd.
Series 2020-4A, Class A, 6.90% (CME Term SOFR 3 Month + 1.58%),
01/15/2034 (c)	1,500,000	1,500,671
CIFC Funding 2022-II Ltd.
Series 2022-2A, Class A1, 6.63% (CME Term SOFR 3 Month + 1.32%),
04/19/2035 (c)	1,500,000	1,501,521

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Schedule of Investments (Unaudited) – Continued
February 29, 2024

	Principal
	Amount	Value
Cayman Islands – 86.68% (Continued)
Elmwood CLO V Ltd.
Series 2020-2A, Class AR, 6.73% (CME Term SOFR 3 Month + 1.41%),
10/20/2034 (c)	$1,500,000	$1,500,671
Elmwood CLO XII Ltd.
Series 2021-5A, Class A, 6.73% (CME Term SOFR 3 Month + 1.41%),
01/20/2035 (c)	2,000,000	2,001,540
GoldenTree Loan Management US CLO 4 Ltd.
Series 2019-4A, Class AR, 6.69% (CME Term SOFR 3 Month + 1.37%),
04/24/2031 (c)	1,400,000	1,400,493
Harriman Park CLO Ltd.
Series 2020-1A, Class A1R, 6.70% (CME Term SOFR 3 Month + 1.38%),
04/20/2034 (c)	2,000,000	2,000,984
Madison Park Funding LXII Ltd.
Series 2022-62A, Class AR, 7.17% (CME Term SOFR 3 Month + 1.85%),
07/17/2036 (c)	2,000,000	2,010,711
Madison Park Funding XXXIV Ltd.
Series 2019-34A, Class AR, 6.71% (CME Term SOFR 3 Month + 1.38%),
04/25/2032 (c)	2,000,000	1,999,310
Magnetite XXVII Ltd.
Series 2020-28A, Class AR, 6.71% (CME Term SOFR 3 Month + 1.39%),
01/20/2035 (c)	1,000,000	1,002,080
Magnetite XXXVII Ltd.
Series 2023-37A, Class A, 7.08% (CME Term SOFR 3 Month + 1.65%),
10/20/2036 (c)	500,000	503,600
Neuberger Berman Loan Advisers CLO 43 Ltd.
Series 2021-43A, Class A, 6.71% (CME Term SOFR 3 Month + 1.39%),
07/17/2035 (c)	1,300,000	1,300,668
Neuberger Berman Loan Advisers CLO 47 Ltd.
Series 2022-47A, Class A, 6.62% (CME Term SOFR 3 Month + 1.30%),
04/14/2035 (c)	2,000,000	2,002,666
OHA Credit Funding 10 Ltd.
Series 2021-10A, Class A, 6.69% (CME Term SOFR 3 Month + 1.39%),
01/18/2036 (c)	1,500,000	1,500,689
OHA Credit Partners XVI Ltd.
Series 2021-16A, Class A, 6.71% (CME Term SOFR 3 Month + 1.41%),
10/18/2034 (c)	1,975,000	1,979,124
Palmer Square CLO 2019-1 Ltd.
Series 2019-1A, Class A1R, 6.72% (CME Term SOFR 3 Month + 1.41%),
11/14/2034 (c)	1,390,000	1,391,072

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Schedule of Investments (Unaudited) – Continued
February 29, 2024

	Principal
	Amount	Value
Cayman Islands – 86.68% (Continued)
Palmer Square CLO 2023-1 Ltd.
Series 2023-1A, Class A, 7.22% (CME Term SOFR 3 Month + 1.90%),
01/20/2036 (c)	$2,000,000	$2,012,799
Reese Park CLO Ltd.
Series 2020-1A, Class AR, 6.71% (CME Term SOFR 3 Month + 1.39%),
10/15/2034 (c)	1,500,000	1,502,922
Regatta XVIII Funding Ltd.
Series 2021-1A, Class A1, 6.68% (CME Term SOFR 3 Month + 1.36%),
01/15/2034 (c)	1,500,000	1,500,390
Rockland Park CLO Ltd.
Series 2021-1A, Class A, 6.70% (CME Term SOFR 3 Month + 1.38%),
04/20/2034 (c)	1,200,000	1,200,889
TICP CLO XV Ltd.
Series 2020-15A, Class A, 6.86% (CME Term SOFR 3 Month + 1.54%),
04/20/2033 (c)	1,000,000	1,000,753
		47,453,488
Jersey — 10.31%
Ares Loan Funding IV Ltd.
Series 2023-ALF4A, Class A1, 7.10% (CME Term SOFR 3 Month + 1.75%),
10/15/2036 (c)	2,000,000	2,008,145
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, 6.66% (CME Term SOFR 3 Month + 1.34%),
04/22/2035 (c)	1,380,000	1,381,062
Symphony CLO 35 Ltd.
Series 2022-35A, Class AR, 7.02% (CME Term SOFR 3 Month + 1.70%),
10/24/2036 (c)	1,250,000	1,255,944
Valley Stream Park CLO Ltd.
Series 2022-1A, Class AR, 6.95% (CME Term SOFR 3 Month + 1.63%),
10/20/2034 (c)	1,000,000	1,000,896
		5,646,047
Total Collateralized Loan Obligations
(Cost $52,692,247)		53,099,535

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Schedule of Investments (Unaudited) – Continued
February 29, 2024

	Shares	Value
Money Market Funds – 2.19%
First American Treasury Obligations Fund, Class X, 5.23% (d)	1,198,830	$1,198,830
Total Money Market Funds
(Cost $1,198,830)		1,198,830
Total Investments – 99.18%
(Cost $53,891,077)		54,298,365
Other Assets in Excess of Liabilities – 0.82%		449,530
Total Net Assets – 100.00%		$54,747,895

(a)	Variable rate securities. The coupon is based on a reference index and spread. The rate reported is the rate in effect as of February 29, 2024.
(b)
To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.

(c)
Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. The value of these securities total $53,099,535, which represents 96.99% of total net assets.

(d)	The rate quoted is the annualized seven-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Statement of Assets and Liabilities (Unaudited)
February 29, 2024

ASSETS:
Investments, at value (Cost $53,891,077)	$54,298,365
Receivable for Fund shares sold	1,273,170
Interest receivable	441,221
Other receivable	1,910
Total assets	56,014,666

LIABILITIES:
Payable for investments purchased	1,265,998
Payable to Adviser	773
Total liabilities	1,266,771

NET ASSETS	$54,747,895

NET ASSETS CONSIST OF:
Paid-in capital	$54,076,453
Total distributable earnings	671,442
Total net assets	$54,747,895

Net assets	$54,747,895
Shares issued and outstanding(1)	2,150,000
Net asset value	$25.46

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Statement of Operations (Unaudited)
For the Six Months Ended February 29, 2024

INVESTMENT INCOME:
Interest income	$1,486,700
Total investment income	1,486,700

EXPENSES:
Investment advisory fees (See Note 3)	43,406
Total expenses	43,406
NET INVESTMENT INCOME	1,443,294

REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	—
Net realized gain	—
Net change in unrealized appreciation on:
Investments	254,995
Net change in unrealized appreciation	254,995
Net realized and change in unrealized gain on investments	254,995
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,698,289

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Statement of Changes in Net Assets

	For the	For the
	Six Months Ended	Period Inception
	February 29, 2024	through
	(Unaudited)	August 31, 2023(1)
OPERATIONS:
Net investment income	$1,443,294	$279,989
Change in net unrealized appreciation on investments	254,995	152,293
Net increase in net assets resulting from operations	1,698,289	432,282

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(1,320,194)	(138,935)
Total distributions to shareholders	(1,320,194)	(138,935)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,995,460	35,000,000
Transaction fees	28,493	52,500
Net increase in net assets resulting from capital share transactions(2)	19,023,953	35,052,500

NET INCREASE IN NET ASSETS	19,402,048	35,345,847

NET ASSETS:
Beginning of period	35,345,847	—
End of period	$54,747,895	$35,345,847

(1)	Inception date of the Fund was July 18, 2023.
(2)	A summary of capital share transactions is as follows:

	For the Six Months Ended		For the Period Inception through
	February 29, 2024 (Unaudited)		August 31, 2023
SHARE TRANSACTIONS:	Shares	Amount	Shares	Amount
Issued	750,000	$19,023,953	1,400,000	$35,052,500
Net increase in shares outstanding	750,000	$19,023,953	1,400,000	$35,052,500

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Financial Highlights

For a Fund share outstanding throughout each period.

	For the		For the
	Six Months Ended		Period Inception
	February 29, 2024		through
	(Unaudited)		August 31, 2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$25.25		$25.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.84		0.21
Net realized and unrealized gain on investments	0.13		0.10
Total from investment operations	0.97		0.31

LESS DISTRIBUTIONS:
From net investment income	(0.77)		(0.10)
Total distributions paid	(0.77)		(0.10)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 5)	0.01		0.04
Total transaction fees	0.01		0.04
Net Asset Value, end of period	$25.46		$25.25

Total return, at NAV(3)(4)	3.96%		1.39%
Total return, at Market(3)(4)	4.09%		1.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$54,748		$35,346

Ratio of expenses to average net assets(5)	0.20%		0.20%
Ratio of net investment income to average net assets(5)	6.65%		6.74%
Portfolio turnover rate(6)(7)	5	%(4)	0%

(1)	Inception date of the Fund was July 18, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less that one year.
(6)	Excludes in-kind transactions associated with creations of the Fund.
(7)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited)
February 29, 2024

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Panagram AAA CLO ETF (the “Fund”) is a non-diversified series having its own investment objectives and policies within the Trust. The Fund’s investment objective is to generate current income, with a secondary objective of capital preservation. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in collateralized loan obligations (“CLOs”) that are rated at, at the time of purchase, AAA or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, securities deemed by Panagram Structured Asset Management, LLC (the “Adviser” or “Panagram”) to be of comparable quality). CLOs are structured products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans.

The Panagram AAA CLO ETF’s inception was on July 18, 2023. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund’s investment Adviser is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Adviser also serves as the investment adviser to the Panagram BBB-B CLO ETF (NYSE:CLOZ), which is another series of the Trust, but otherwise the Fund does not hold itself out as related to any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Fixed income securities, including short-term debt instruments having a maturity of less than 60 days, are valued, at the evaluated mean price between the bid and asked prices in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of a price from a Pricing Service, Fair Value will be determined by the Adviser pursuant to its valuation policies and procedures, and subject to Board oversight. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations	$—	$53,099,535	$—	$53,099,535
Money Market Funds	1,198,830	—	—	1,198,830
Total	$1,198,830	$53,099,535	$—	$54,298,365

As of the period ended February 29, 2024, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

D.  Security Transactions, Income and Expenses – Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirement that could adversely affect cash flows and investments results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Gain and losses on paydowns of CLOs are reflected in interest income on the Statements of Operations. The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

E.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

F.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 0.20%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended February 29, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of August 31, 2023, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax Cost of Investments	$34,916,100
Gross unrealized appreciation	$152,293
Gross unrealized depreciation	—
Net unrealized appreciation	152,293
Undistributed ordinary income	141,054
Undistributed long-term capital gains	—
Distributable earnings	141,054
Other accumulated gains (loss)	—
Total distributable earnings	$293,347

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

For the taxable period ended August 31, 2023, the Fund had no deferred qualified late year losses. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable year subsequent to August 31.

Distributions to Shareholders – The Fund intends to distribute all net investment income monthly and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The tax character of distributions paid for the period ended February 29, 2024, and the year ended August 31, 2023, were as follows:

	Ordinary Income	Total Distributions Paid
2024	$1,320,194	$1,320,194
2023	$ 138,935	$ 138,935

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally for cash, but may also be issued and redeemed in kind for securities held by or eligible to be held by the Fund. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended February 29, 2024, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$20,306,876	$2,000,000	$—	$—

8.  PRINCIPAL RISKS

CLO Risk – The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). The Panagram AAA CLO ETF intends to invest primarily in AAA rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to actual defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to collateral default and impairment of subordinate tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. In addition, these risks are heightened with respect to the below investment grade CLOs in which the Fund may significantly invest (up to 70% of the Fund’s total assets). The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of default of the underlying assets.

London Interbank Offered Rate (“LIBOR”) Risk – The CLO debt securities in which the Fund typically invests earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. Following the global financial crisis, regulators determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. The replacement rate for U.S. Dollar LIBOR is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to SOFR. Certain CLOs and senior secured loans held by CLOs have already transitioned to utilizing SOFR. The Fund will invest in CLOs issued prior to 2022 through the secondary market, some of which are still based on LIBOR, or a rate based on a synthetically calculated LIBOR, and there is risk associated with transitioning such securities to SOFR. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates. This means the

PANAGRAM AAA CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 29, 2024

CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same rate.

9.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

10.  SUBSEQUENT EVENTS

On March 1, 2024, the Panagram AAA CLO ETF declared ordinary income dividends of $0.12286213, payable on March 8, 2024, to shareholders of record on March 5, 2024.

On April 1, 2024, the Panagram AAA CLO ETF declared ordinary income dividends of $0.14587222, payable on April 8, 2024, to shareholders of record on April 3, 2024.

Effective April 24, 2024, pursuant to their Advisory Agreement, the Adviser has agreed to pay all expenses incurred by a Fund (including acquired fund fees and expenses) except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined no additional items require recognition or disclosure.

PANAGRAM AAA CLO ETF

Additional Information (Unaudited)
February 29, 2024

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund is available, without charge on the Fund’s website at www.cloxfund.com.

PANAGRAM AAA CLO ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Panagram Structured Asset Management, LLC
65 East 55th Street, 29th Floor
New York, NY 10022

DISTRIBUTOR
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Kirkland & Ellis, LLP
1301 Pennsylvania Avenue, NW
Washington, DC 20004

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan L. Roell
Ryan L. Roell, President

Date    5/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan L. Roell
Ryan L. Roell, President

Date    5/6/2024

By (Signature and Title)      /s/Douglas Schafer
Douglas Schafer, Treasurer

Date    5/6/2024